SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 15, 2011

Smart Ventures Inc.

 (Exact name of registrant as specified in its charter)

NEVADA	00053338	980427221_
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
	55 Harvest Wood Way NE Calgary, AB T3K 3X5, Canada
	(Address of principal executive offices)
	(403) 461-7283
	(Registrant’s Telephone Number)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future results of operation or future financial performance, including, but not limited to, the following: statements relating to our ability to raise sufficient capital to finance our planned operations for the next 12 months.  In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “intends”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled “Risk Factors” in this current report, which may cause our or our industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

In this report, unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to “common shares” refer to the common shares in our capital stock.

As used in this current report and unless otherwise indicated, the terms “we”, “us”, “our”, the “Company” and “Smart” refer to Smart Ventures, Inc. and its subsidiaries. As used herein, Sucanon® is a registered trademark of Smart Ventures, Inc.

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On June 15, 2011 we entered into a share exchange agreement with the shareholders of Metal Assets S.A. which provides in part for us to acquire all of the issued and outstanding common stock or other equity interests of Metal Assets S.A.

The Purchase Price for the shares of common stock is $9,800,000.  We will also issue the shareholders a total of 22 million shares of our common stock.  The purchase price is to be paid at closing.  In the event that Metal Assets has liabilities in excess of $5,000, the cash due the selling shareholders will be reduced by the difference between the amount of the outstanding liabilities and $5,000.

Closing of the transaction will be subject to satisfaction of certain conditions precedent including but not limited to the delivery of audited financial statements in compliance with Generally Accepted Accounting Principles in accordance with the rules and regulations as promulgated by the Securities and Exchange Commission.

We will require additional debt and/or equity financing in order to close this transaction.  There can be no assurance that we will be able to secure this financing on terms acceptable to the Company or, even assuming that we do secure the financing,  that the Sellers will be able to comply with all conditions to closing.

For more detailed information on the transaction,  you are urged to review the share exchange agreement which is attached hereto as Exhibit 10.1

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

 (c)

Exhibits

Exhibit 10.1

Share Exchange Agreement

Exhibit 99.1

Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART VENTURES INC.
Date: June 15, 2011	By:	/s/ Lance Larsen
Lance Larsen
Chief Executive Officer